UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 24, 2013

COLGATE-PALMOLIVE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-644	13-1815595
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
300 Park Avenue, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 310-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition.

On October 24, 2013, Colgate-Palmolive Company (the “Company”) issued a press release announcing its earnings for the quarter ended September 30, 2013.  This press release is attached as Exhibit 99.1 and is incorporated by reference in this Item 2.02.

The information in this Item 2.02 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Exchange Act of 1933, as amended.

Item 8.01.      Other Events.

Given the growing importance of the Company’s operations in emerging markets, effective with the quarter ended September 30, 2013, the Company is separately reporting financial information for its Asia and Africa/Eurasia operating segments. Previously, the financial information for these operating segments was aggregated into the Greater Asia/Africa reportable operating segment.  This change has no impact on the Company’s historical consolidated financial position, results of operations or cash flows.

For information purposes and to provide investors with historical information on a basis consistent with its new reporting structure, the Company has recast its historical geographic segment information to conform to the new reporting structure.

Attached as Exhibit 99.2 and incorporated by reference in this Item 8.01 are schedules containing segment information by operating segment for the years ended December 31, 2012, 2011, 2010, 2009 and 2008, the three months ended March 31, 2013 and 2012, the three and six months ended June 30, 2013 and 2012 and the three months ended December 31, 2012.

As noted above, the segment change and supplemental disclosures discussed above have no impact on the Company’s historical consolidated financial position, results of operations or cash flows. The recast financial information contained in Exhibit 99.2 does not represent a restatement of previously issued financial statements. The information in this Item 8.01, including Exhibit 99.2, should be read in conjunction with the Company’s Annual Reports on Form 10-K for the years ended December 31, 2012, 2011 and 2010 and the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2013 and June 30, 2013.

Item 9.01.      Financial Statements and Exhibits.

(d)       Exhibits.  The following exhibits are filed with this document:

Exhibit Number	Description

99.1	Press release, dated October 24, 2013, issued by Colgate-Palmolive Company
99.2	Recast segment information of Colgate-Palmolive Company

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated October 24, 2013, issued by Colgate-Palmolive Company
99.2	Recast segment information of Colgate-Palmolive Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLGATE-PALMOLIVE COMPANY

Date: October 24, 2013	By:	/s/ Dennis J. Hickey
	Name:	Dennis J. Hickey
	Title:	Chief Financial Officer

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